UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

Citizens Independent Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	333-191004	31-1441050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

188 West Main Street Logan, Ohio 43138 (740) 385-8561
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 385-8561

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2016, Citizens Independent Bancorp, Inc. (“Bancorp”) will convene its Annual Meeting of Shareholders (the “Annual Meeting”) at 7:00pm EST. During the Annual Meeting, a presentation will be delivered by management disclosing certain unaudited financial information about Bancorp for the quarter ended March 31, 2016. A copy of the presentation is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 5, 2016, at the Annual Meeting, management of Bancorp will deliver a presentation to its shareholders. The presentation is attached as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
99.1	Annual Meeting presentation slides dated May 5, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS INDEPENDENT BANCORP, INC.

Date: May 5, 2016

By: /s/ Daniel C. Fischer
Daniel C. Fischer
President and Chief Executive Officer